Balance sheets (USD $)	Dec. 31, 2011	Dec. 31, 2010
Current assets
Cash	$ 1,907	$ 1,851
Total assets	1,907	1,851
Current liabilities
Accounts payable and accrued liabilities	70,556	89,889
Loan payable (Note 4)	5,000	5,000
Due to related party (Note 5)	341,101	196,725
Total liabilities	416,657	291,614
Nature of operations and continuance of business (Note 1)
Stockholders' deficit
Preferred stock Authorized: unlimited preferred shares without par value Issued: nil preferred shares	0	0
Common stock Authorized: unlimited common shares without par value Issued and outstanding common shares: 14,522,727 shares	2,358,954	2,358,954
Additional paid-in capital	9,527	9,527
Accumulated other comprehensive loss	(88,263)	(88,263)
Deficit accumulated during the development stage	(2,694,968)	(2,569,981)
Total stockholders' deficit	(414,750)	(289,763)
Total liabilities and stockholders' deficit	$ 1,907	$ 1,851